Exhibit 10.2

REFINANCING AMENDMENT NO. 1 dated as of June 10, 2009 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009 (the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral processing agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.   The Credit Agreement permits the Borrower to obtain from any Lender or Additional Lender Refinancing Indebtedness in respect of any Indebtedness outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment.

C.  On the Amendment Effective Date (as defined below), the Borrower intends to incur additional Term Loans pursuant to Section 6.01(c) of the Credit Agreement in an aggregate principal amount of up to $525,000,000 ( the “Tranche 4 Term Loans”) to be made available to the Borrower by the lenders signatory hereto (the “Tranche 4 Term Lenders”).  The proceeds of the Tranche 4 Term Loans will be used on the Amendment Effective Date (a) first, to repay all outstanding Tranche 1 Term Loans and accrued interest thereon, (b) second, to the extent of any remaining proceeds not required to pay fees and expenses pursuant to clause (c) below, to repay Revolving Loans in accordance with Section 2.11(a) of the Credit Agreement (with a corresponding reduction in the amount of the Revolving Commitments pursuant to Section 2.08(b) of the Credit Agreement) and accrued interest thereon and (c) third, to pay fees and expenses incurred in connection with the foregoing.

D.  This Amendment is a Refinancing Amendment pursuant to Section 6.01(c) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Loan Parties, the Tranche 4 Term Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of Credit Agreement.  Pursuant to Section 6.01(c) of the Credit Agreement, effective as of the Amendment Effective Date, for all purposes of the Senior Loan Documents, (a) the Tranche 4 Term Commitments (as defined below), the Tranche 4 Term Loans and the Tranche 4 Term Borrowings shall constitute “Other Term Commitments”, “Other Term Loans” and “Other Term Borrowings”, respectively, (b)  each Tranche 4 Term Lender shall become an “Additional Lender”  and a “Lender” (if such Tranche 4 Term Lender is not already a Lender prior to the effectiveness of this Amendment) and (c) the Revolving Commitments will be reduced in accordance with Section 2.08(b) of the Credit Agreement in an amount equal to the aggregate principal amount of Revolving Loans prepaid in accordance with the second sentence of Recital C of this Amendment.  Certain terms of the Tranche 4 Term Loans are set forth in Exhibit A attached hereto.

SECTION 1.2.  Tranche 4 Term Commitments.  i)Subject to the terms and conditions set forth herein, each Tranche 4 Term Lender agrees to make a Tranche 4 Term Loan to the Borrower on the Amendment Effective Date in a principal amount not exceeding such Tranche 4 Term Lender’s Tranche 4 Term Commitment.  Notwithstanding anything to the contrary contained herein (and without affecting any other provision hereof or of the Restated Credit Agreement), the funded portion of each Tranche 4 Term Loan to be made on the Amendment Effective Date (i.e., the amount advanced in cash to the Borrower on the Amendment Effective Date) shall be equal to 96.0% of the principal amount of such Tranche 4 Term Loan (it being agreed that the Borrower shall be obligated to repay 100.0% of the principal amount of each such Tranche 4 Term Loan and interest shall accrue on 100.0% of the principal amount of each such Tranche 4 Term Loan, in each case as provided hereunder and under the Restated Credit Agreement). A Person shall become a Tranche 4 Term Lender and a Lender under the Credit Agreement by executing and delivering to the Administrative Agent, on or prior to the Amendment Effective Date, a signature page to this Amendment as a “Tranche 4 Term Lender” setting forth the amount of Tranche 4 Term Loans that such Person commits to make.  The “Tranche 4 Term Commitment” of any Tranche 4 Term Lender will be the amount of the commitment set forth in its signature page to this Amendment or such lesser amount as is allocated to it by Citigroup Global Markets Inc. (“CGMI”) and notified to it prior to the Amendment Effective Date.  The commitments of the Tranche 4 Term Lenders are several and no Tranche 4 Term Lender shall be responsible for any other Tranche 4 Term Lender’s failure to make Tranche 4 Term Loans.

(b)  The obligation of each Tranche 4 Term Lender to make Tranche 4 Term Loans on the Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) After giving effect to the borrowing of the Tranche 4 Term Loans, the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Tranche 4 Term Lenders shall have received a certificate of a Financial Officer dated the Amendment Effective Date to such effect.

(ii) The Collateral and Guarantee Requirement shall have been satisfied.

(iii) The Administrative Agent shall have received a favorable legal opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and (ii) Marc Strassler, General Counsel of the Borrower, in each case addressed to the Administrative Agent and the Lenders under the Credit Agreement, including the Tranche 4 Term Lenders, and dated the Amendment Effective Date, in substantially the forms thereof delivered in connection with the 2008 Amendment and Restatement Agreement, modified, however, to address the Tranche 4 Term Loans and this Amendment, and covering such other matters relating to the Loan Parties, the other Senior Loan Documents, the Senior Collateral and the transactions contemplated hereby to occur on the Amendment Effective Date as the Administrative Agent may reasonably request, and otherwise reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinions.

(iv) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the good standing of the Borrower and the organization and existence of each Loan Party, the organizational documents of each Loan Party, the resolutions of each Loan Party that authorize the transactions contemplated hereby, the incumbency and authority of the Person or Persons executing and delivering the Amendment and the other documents contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Section 2.1 hereof are true and correct as of the Amendment Effective Date.

(vi) The Administrative Agent shall have received a borrowing request in a form acceptable to the Administrative Agent requesting that the Tranche 4 Term Lenders make the Tranche 4 Term Loans to the Borrower on the Amendment Effective Date.

(vii) After giving effect to the borrowing of the Tranche 4 Term Loans, the Borrowing Base Amount on the Amendment Effective Date shall be no less than the sum of (A) the aggregate principal amount of Loans outstanding on the Amendment Effective Date and (B) the LC Exposure on the Amendment Effective Date.  The

Administrative Agent shall have received a completed Borrowing Base Certificate dated the Amendment Effective Date and signed by a Financial Officer.

(viii) The conditions to effectiveness of this Amendment set forth in Section 1.3 hereof shall have been satisfied.

(ix) Each Subsidiary Guarantor shall have entered into a Reaffirmation Agreement pursuant to which such Subsidiary Guarantor reaffirms its obligations under the Senior Subsidiary Guarantee Agreement and the other Senior Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.3.  Amendment Effectiveness.  The Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Loan Party, (iii) each Tranche 4 Term Lender and (iv) the Administrative Agent.  The aggregate amount of Tranche 4 Term Commitments shall not exceed $525,000,000.

(b)  The conditions to the making of the Tranche 4 Term Loans set forth in Section 1.2(b) hereof shall have been satisfied.

(c)  To the extent invoiced at least two days prior to the Amendment Effective Date, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(d)  To the extent invoiced at least two days prior to the Amendment Effective Date, CGMI shall have received, for the account of the Tranche 4 Term Lenders, payment of all fees owed to such Tranche 4 Term Lenders by the Borrower on the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby.

The Administrative Agent shall notify the Borrower, the Tranche 4 Term Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the Tranche 4 Term Lenders hereunder to make Tranche 4 Term Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.2(b) and 1.3 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on June 10, 2009.

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  (a)To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Tranche 4 Term Lenders, and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 2.2.  Effect of Amendment.  (a)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement  or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by
/s/ Frank Vitrano
Name: Frank Vitrano
Title: Senior Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE A HERETO,
by
/s/ Marc Strassler
Name: Marc Strassler
Title: Senior Vice President & Assistant Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE B HERETO,
by
/s/ Marc Strassler
Name: Marc Strassler
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., as Administrative Agent,
by
/s/ Brendan MacKay
Name: Brendan MacKay
Title: Vice President

Tranche 4 Term Lender signature page to
the Refinancing Amendment No. 1 dated as of
June  10, 2009 to the Rite Aid Credit Agreement

To approve the Amendment: Name of Tranche 4 Term Lender, CITIGROUP NORTH AMERICA, INC.	Tranche 4 Term Commitment: $525,000,000
by
/s/ Brendan MacKay
Name: Brendan Mackay
Title: Vice President

TERMS OF THE TRANCHE 4 TERM LOANS

Interest:
At the option of the Borrower, (a) Alternate Base Rate plus the Applicable Rate or (b) Adjusted LIBO Rate plus the Applicable Rate.

For purposes of calculating interest in respect of any Tranche 4 Term Loan that is an ABR Loan, the Alternate Base Rate will be deemed to be 4.00% per annum on any day when the Alternate Base Rate would otherwise be less than 4.00%.

For purposes of calculating interest in respect of any Tranche 4 Term Loan that is a Eurodollar Loan, the LIBO Rate in respect of any applicable Interest Period will be deemed to be  3.00% per annum if the LIBO Rate for such Interest Period calculated pursuant to the Credit Agreement would otherwise be less than 3.00% per annum.

The “Applicable Rate” means, on any day, with respect to any ABR Tranche 4 Term Loan, a rate per annum of 5.50% and, with respect to any Eurodollar Tranche 4 Term Loan, a rate per annum of 6.50%.

Tranche 4 Term Maturity Date:	June 10, 2015 (the “Tranche 4 Term Maturity Date”).
Amortization and Repayment of Tranche 4 Term Loans:
The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche 4 Term Lenders 0.25% of the initial aggregate principal amount of the Tranche 4 Term Loans on the last Business Day of each March, June, September and December, commencing on June 30, 2010.

To the extent not previously paid, all Tranche 4 Term Loans shall be due and payable on the Tranche 4 Term Maturity Date.

Call Protection:
All prepayments of Tranche 4 Term Loans effected on or prior to (a) the first anniversary of the Amendment Effective Date shall be accompanied by a prepayment fee equal to 5.00% of the aggregate principal amount of such prepayment, (b) the second anniversary of the Amendment Effective Date shall be accompanied by a prepayment fee equal to 3.00% of the aggregate principal amount of such prepayment and (c) the third anniversary of the Amendment Effective Date shall be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment.  Such fee shall be paid by the Borrower to the Administrative Agent, for the account of the Tranche 4 Term Lenders, on the date of such prepayment.

SCHEDULE A

SUBSIDIARY GUARANTORS

1.	112 Burleigh Avenue Norfolk, LLC
2.	1515 West State Street Boise, Idaho, LLC
3.	1740 Associates, L.L.C.
4.	3581 Carter Hill Road–Montgomery Corp.
5.	4042 Warrensville Center Road – Warrensville Ohio, Inc.
6.	5277 Associates, Inc.
7.	537 Elm Street Corp.
8.	5600 Superior Properties, Inc.
9.	657-659 Broad St. Corp.
10.	764 South Broadway-Geneva, Ohio, LLC
11.	Ann & Government Streets - Mobile, Alabama, LLC
12.	Apex Drug Stores, Inc.
13.	Broadview and Wallings-Broadview Heights Ohio, Inc.
14.	Brooks Pharmacy, Inc.
15.	Central Avenue and Main Street - Petal, MS, LLC
16.	Eagle Managed Care Corp.
17.	Eckerd Corporation
18.	Eckerd Fleet, Inc.
19.	EDC Drug Stores, Inc.
20.	Eighth and Water Streets – Urichsville, Ohio, LLC
21.	England Street-Asheland Corporation
22.	Fairground, L.L.C.
23.	GDF, Inc.

24.	Genovese Drug Stores, Inc.
25.	Gettysburg and Hoover-Dayton, Ohio, LLC
26.	Harco, Inc.
27.	K & B Alabama Corporation
28.	K & B Louisiana Corporation
29.	K & B Mississippi Corporation
30.	K & B Services, Incorporated
31.	K & B Tennessee Corporation
32.	K&B Texas Corporation
33.	K & B, Incorporated
34.	Keystone Centers, Inc.
35.	Lakehurst and Broadway Corporation
36.	Maxi Drug North, Inc.
37.	Maxi Drug South, L.P.
38.	Maxi Drug, Inc.
39.	Maxi Green Inc.
40.	Mayfield & Chillicothe Roads – Chesterland, LLC
41.	MC Woonsocket, Inc.
42.	Munson & Andrews, LLC
43.	Name Rite, L.L.C.
44.	Northline & Dix – Toledo – Southgate, LLC
45.	P.J.C. Distribution, Inc.
46.	P.J.C. Realty Co., Inc.
47.	Patton Drive and Navy Boulevard Property Corporation
48.	Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC

49.	PDS-1 Michigan, Inc.
50.	Perry Distributors, Inc.
51.	Perry Drug Stores, Inc.
52.	PJC Dorchester Realty LLC
53.	PJC East Lyme Realty LLC
54.	PJC Haverhill Realty LLC
55.	PJC Hermitage Realty LLC
56.	PJC Hyde Park Realty LLC
57.	PJC Lease Holdings, Inc.
58.	PJC Manchester Realty LLC
59.	PJC Mansfield Realty LLC
60.	PJC New London Realty LLC
61.	PJC of Cranston, Inc.
62.	PJC of East Providence, Inc.
63.	PJC of Massachusetts, Inc.
64.	PJC of Rhode Island, Inc.
65.	PJC of Vermont Inc.
66.	P.J.C. of West Warwick, Inc.
67.	PJC Peterborough Realty LLC
68.	PJC Providence Realty LLC
69.	PJC Realty MA, Inc.
70.	PJC Realty N.E. LLC
71.	PJC Revere Realty LLC
72.	PJC Special Realty Holdings, Inc.
73.	Ram-Utica, Inc.

74.	RDS Detroit, Inc.
75.	Read's Inc.
76.	Rite Aid Drug Palace, Inc.
77.	Rite Aid Hdqtrs. Corp.
78.	Rite Aid of Alabama, Inc.
79.	Rite Aid of Connecticut, Inc.
80.	Rite Aid of Delaware, Inc.
81.	Rite Aid of Florida, Inc.
82.	Rite Aid of Georgia, Inc.
83.	Rite Aid of Illinois, Inc.
84.	Rite Aid of Indiana, Inc.
85.	Rite Aid of Kentucky, Inc.
86.	Rite Aid of Maine, Inc.
87.	Rite Aid of Maryland, Inc.
88.	Rite Aid of Massachusetts, Inc.
89.	Rite Aid of Michigan, Inc.
90.	Rite Aid of New Hampshire, Inc.
91.	Rite Aid of New Jersey, Inc.
92.	Rite Aid of New York, Inc.
93.	Rite Aid of North Carolina, Inc.
94.	Rite Aid of Ohio, Inc.
95.	Rite Aid of Pennsylvania, Inc.
96.	Rite Aid of South Carolina, Inc.
97.	Rite Aid of Tennessee, Inc.
98.	Rite Aid of Vermont, Inc.

99.	Rite Aid of Virginia, Inc.
100.	Rite Aid of Washington, D.C., Inc.
101.	Rite Aid of West Virginia, Inc.
102.	Rite Aid Realty Corp.
103.	Rite Aid Rome Distribution Center, Inc.
104.	Rite Aid Services, L.L.C.
105.	Rite Aid Transport, Inc.
106.	RX Choice, Inc.
107.	Seven Mile and Evergreen – Detroit, LLC
108.	Silver Springs Road – Baltimore, Maryland/One, LLC
109.	Silver Springs Road – Baltimore, Maryland/Two, LLC
110.	State & Fortification Streets – Jackson, Mississippi, LLC
111.	State Street and Hill Road – Gerard, Ohio, LLC
112.	The Lane Drug Company
113.	Thrift Drug Services, Inc.
114.	Thrift Drug, Inc.
115.	Thrifty Corporation
116.	Thrifty PayLess, Inc.
117.	Tyler and Sanders Roads, Birmingham - Alabama, LLC

SCHEDULE B

Subsidiary Guarantors

1.	Rite Fund, Inc.

2.	Rite Investments Corp.

3.	Rite Aid Hdqtrs. Funding, Inc.

4.	EDC Licensing, Inc.

5.	JCG Holdings (USA), Inc.

6.	JCG (PJC) USA, LLC

7.	The Jean Coutu Group (PJC) USA, Inc.